UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): September 7, 2011
DFC GLOBAL CORP.
(Exact name of registrant as specified in charter)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	file number)	Identification Number)

1436 Lancaster Avenue, Suite 300,	19312
Berwyn, Pennsylvania	(Zip Code)
(Address of principal executive offices)
610-296-3400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 7, 2011, the Human Resources and Compensation Committee of the board of directors (the “Committee”) of DFC Global Corp. (the “Company”) approved, and the Company entered into, employment agreements with Jeffrey Weiss, pursuant to which Mr. Weiss will continue to serve as our Chief Executive Officer (the “Weiss Agreement”), Randall Underwood, pursuant to which Mr. Underwood will continue to serve as our Executive Vice President and Chief Financial Officer (the “Underwood Agreement”) and Norman Miller, pursuant to which Mr. Miller will continue to serve as our Executive Vice President and Chief Operating Officer of the Company (the “Miller Agreement”). Each of the Weiss Agreement, Underwood Agreement and Miller Agreement replaces the respective employment agreements previously in effect. The Committee received advice from a nationally recognized independent compensation consultant in connection with each agreement.
Under the terms of the Weiss Agreement, Mr. Weiss will receive an annual base salary of $1,000,000, effective July 1, 2011, and an annual target bonus opportunity based on the achievement of overall corporate performance objectives, to be determined by the Committee, equal to 125% of his base salary (with the ability to receive a maximum bonus of 250% of his base salary).
Pursuant to the terms of the Weiss Agreement, Mr. Weiss will receive an award under the Company’s Long Term Incentive Plan (“LTIP”) having a grant date value (determined in accordance with Generally Accepted Accounting Principles) of $6,000,000 (the “2012 Award”), half of which constitutes an award with respect to the Company’s fiscal year ending June 30, 2012 and the other half constituting an award with respect to the Company’s fiscal year ending June 30, 2013. Mr. Weiss shall not be eligible to receive an additional LTIP award until the fiscal year ending June 30, 2014. The 2012 Award shall consist of non-qualified stock options having a grant date value of $2,400,000, restricted stock units having a grant date value of $2,400,000, and $1,200,000 in cash. Restricted stock units and non-qualified stock options granted pursuant to the 2012 Award shall vest ratably on a quarterly basis over a three-year period beginning October 1, 2011, subject to Mr. Weiss remaining continuously employed with the Company through the applicable vesting dates. Cash awards granted pursuant to the 2012 Award shall vest ratably on an annual basis over a three-year period, with one-third of such award vesting on each of June 30, 2012, June 30, 2013 and June 30, 2014, subject to Mr. Weiss remaining continuously employed with the Company through the applicable vesting date and, with respect to $720,000 of the cash award, subject to performance conditions to be established by the Committee.
In recognition of Mr. Weiss’ service on the Company’s board of directors, including his service as Chairman, and in recognition of Mr. Weiss’ prior and future service to the Company as Chief Executive Officer, Mr. Weiss is eligible to receive a cash bonus with a targeted aggregate value of $2,000,000 (the “Supplemental Bonus”). Mr. Weiss is eligible to earn half of the Supplemental Bonus on December 31, 2013 and the remaining half of the Supplemental Bonus on December 31, 2014, subject to Mr. Weiss remaining continuously employed with the Company through such vesting dates. Additionally, payment of 25% of the Supplemental Bonus is subject to the satisfaction of non-financial objectives and payment of 75% of the Supplemental Bonus is subject to the satisfaction of cumulative EBITDA targets, in each case to be determined by the Committee and based on the period beginning July 1, 2011 and ending on the applicable vesting date. In addition, Mr. Weiss is eligible to receive a restricted stock unit award on July 2, 2012 (the “Supplemental RSU Grant”) if he remains employed by the Company through such date. The Supplemental RSU Grant shall consist of a number of shares of our common stock determined by dividing $4,200,000 by the closing price of our common stock on July 2, 2012. If applicable limitations under the Company’s 2007 Equity Incentive Plan restrict the number of shares deliverable under the Supplemental RSU Grant, the balance of such award will be satisfied with a deferred cash award. The Supplemental RSU Grant will vest in substantially equal monthly installments on the last day of each month beginning July 31, 2012 and ending December 31, 2014 provided that Mr. Weiss is employed by the Company on such dates. The vested shares subject to the Supplemental RSU Grant will generally be delivered to Mr. Weiss on January 2, 2015.
In addition to other life insurance benefits that Mr. Weiss is entitled to consistent with his prior agreement, the Weiss Agreement also entitles Mr. Weiss to term life insurance coverage having a face amount of $4,200,000, covering the period from the effective date of the agreement until July 1, 2012.
The 2012 Award, Supplemental Bonus and the Supplemental RSU Grant are each subject to accelerated vesting and payment in the event Mr. Weiss’ employment is terminated without cause, for good reason or as a result of his death or disability (all as defined in the Weiss Agreement). The Weiss Agreement also provides for certain other payments upon a termination of employment and a change in control, as discussed in more detail in the Weiss Agreement. Other compensatory terms not described herein remain consistent with the employment agreement previously in effect, as reflected in the Weiss Agreement.
Pursuant to the Underwood Agreement and Miller Agreement (collectively, the “Management Agreements”), each of Mr. Underwood and Mr. Miller will receive an annual base salary of $550,000, effective July 1, 2011, and an annual target bonus opportunity based on the achievement of overall corporate performance objectives, to be determined by the Committee, equal to 90% of his base salary (with the ability to receive a maximum bonus of 180% of his base salary).
Pursuant to the terms of the Management Agreements, Mr. Underwood and Mr. Miller will each receive an award under the LTIP having a grant date value (determined in accordance with Generally Accepted Accounting Principles) of $1,500,000 (the “Management 2012 Award”), half of which constitutes an award with respect to the Company’s fiscal year ending June 30, 2012 and the other half constituting an award with respect to the Company’s fiscal year ending June 30, 2013. Neither Mr. Underwood nor Mr. Miller shall be eligible to receive an additional LTIP award until the fiscal year ending June 30, 2014. Each Management 2012 Award shall consist of non-qualified stock options having a grant date value of $600,000, restricted stock units having a grant date value of $600,000, and $300,000 in cash. Restricted stock units and non-qualified stock options granted pursuant to the Management 2012 Award shall vest ratably on a quarterly basis over a three-year period beginning October 1, 2011, subject to Mr. Underwood and Mr. Miller, respectively, remaining continuously employed with the Company through the applicable vesting dates. Cash awards granted pursuant to the Management 2012 Awards shall vest ratably on an annual basis over a three-year period, with one-third of such award vesting on each of June 30, 2012, June 30, 2013 and June 30, 2014, subject to Mr. Underwood and Mr. Miller, respectively, remaining continuously employed with the Company through the applicable vesting date and, with respect to $180,000 of each cash award, subject to performance conditions to be established by the Committee.
In recognition of Mr. Underwood’s and Mr. Miller’s prior and future service to the Company, Mr. Underwood and Mr. Miller are each eligible to receive a cash bonus with a targeted aggregate value of $1,500,000 (the “Management Supplemental Bonus”). Each of Mr. Underwood and Mr. Miller are eligible to earn half of the Management Supplemental Bonus on December 31, 2013 and the remaining half of the Supplemental Bonus on December 31, 2014, subject to their respectively remaining continuously employed with the Company through such vesting dates. Additionally, payment of 25% of the Management Supplemental Bonus is subject to the satisfaction of non-financial objectives and payment of 75% of the Management Supplemental Bonus is subject to the satisfaction of cumulative EBITDA targets, in each case to be determined by the Committee and based on the period beginning July 1, 2011 and ending on the applicable vesting date.

The Management Supplemental Bonus is subject to accelerated vesting and payment in the event Mr. Underwood or Mr. Miller, respectively, is terminated without cause, for good reason or as a result of his death or disability (all as defined in the Underwood Agreement or Miller Agreement, as applicable). The Management Agreements also provide for certain other payments upon a termination of employment and a change in control, as discussed in more detail in the Management Agreements. Other material compensatory terms not described herein remain consistent with the employment agreements previously in effect, as reflected in the Underwood Agreement and Miller Agreement.
Additionally, each of Messrs. Weiss, Underwood and Miller will be subject to any management compensation recoupment policy reasonably developed by the Company’s Board or the Committee that is necessary to comply with applicable law.
The foregoing summary is qualified in its entirety by reference to the employment agreements between the Company and Mr. Weiss, Mr. Underwood and Mr. Miller, each incorporated herein as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title

10.1	Amended and Restated Employment Agreement, dated as of September 7, 2011, by and among Jeffrey A. Weiss, Dollar Financial Group, Inc. and DFC Global Corp.

10.2	Amended and Restated Employment Agreement, dated as of September 7, 2011, by and between Randall Underwood and Dollar Financial Group, Inc., a wholly owned subsidiary of DFC Global Corp.

10.3	Amended and Restated Employment Agreement, dated as of September 7, 2011, by and between Norman Miller and Dollar Financial Group, Inc., a wholly owned subsidiary of DFC Global Corp.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC GLOBAL CORP.
Date: September 7, 2011	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President of Finance, Chief Accounting Officer and Corporate Controller

Exhibit Index

Exhibit Number	Exhibit Title

10.1	Amended and Restated Employment Agreement, dated as of September 7, 2011, by and among Jeffrey A. Weiss, Dollar Financial Group, Inc. and DFC Global Corp.

10.2	Amended and Restated Employment Agreement, dated as of September 7, 2011, by and between Randall Underwood and Dollar Financial Group, Inc., a wholly owned subsidiary of DFC Global Corp.

10.3	Amended and Restated Employment Agreement, dated as of September 7, 2011, by and between Norman Miller and Dollar Financial Group, Inc., a wholly owned subsidiary of DFC Global Corp.